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                                                                   EXHIBIT 10.18


                                                                  EXECUTION COPY

                                   AMENDMENT
                                   ---------
                                      TO
                                      --
                           EMAIL SERVICES AGREEMENT
                           ------------------------

     THIS AMENDMENT ("Amendment") is entered into effective as of 30th day of September, 1998 ("Amendment Effective Date"), by and between CRITICAL PATH INC.,
                                                             ------------------
a California corporation having its principal place of business at 320 First Street, San Francisco, CA 94105 ("CP"), and E*TRADE GROUP, INC., a Delaware corporation, having a principal place of business at 4 Embarcadero Place, 2400 Geng Road, Palo Alto, CA 94303 ("E*TRADE GROUP").

                                R E C I T A L S:

     A. CP and E*TRADE GROUP entered into that certain Email Services Agreement dated as of April 28, 1998 (the "Agreement") for the provision by CP to E*TRADE GROUP of the Services (as defined in the Agreement).

     B. The parties desire to amend the Agreement to provide for the pre-payment of Services by E*TRADE GROUP, to modify certain terms under which the Services will be provided by CP to E*TRADE GROUP and to add terms for the parties' mutual advertising and promotional efforts with respect to each other's products and services.

     C. The parties entered into a Letter of Intent dated September 8, 1998 (the "LOI") under which the parties expressed their then-current understanding with respect to the desired changes and additions to the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the parties to this Amendment agree as follows:

     1.  Effect of Amendment; Entire Agreement.
         -------------------------------------

     This Amendment amends the terms and conditions of the Agreement as specified in this Amendment. All other terms and conditions of the Agreement shall remain in full force and effect. In the event of an inconsistency between a provision of this Amendment and a provision of the Agreement, the provision of this Amendment shall control. Unless defined in this Amendment, all capitalized terms used in this Amendment shall have the same meanings as provided in the Agreement. This Amendment supersedes the LOI in its entirety. Unless otherwise expressly stated herein, the Agreement, as amended by this Amendment, is the entire agreement by and between the parties with respect to the subject matter herein and supersedes any and all agreements, either oral or written, between CP and E*TRADE GROUP with respect to such subject matter.


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     2.   Definitions.
          -----------

     2.1 "CP Marks" means any and all trademarks, service marks, and logos used by CP to market and promote the Services.

     2.2 "Customers" means accountholders of the E*TRADE GROUP Service, as defined therein.

     2.3 "E*TRADE GROUP Service" means the Internet-based online brokerage service made available by E*TRADE, which is currently located at www.etrade.com.

     2.4 "E*TRADE GROUP Marks" means the trademarks, service marks, and logos designated by E*TRADE GROUP for use by CP under this Agreement, as may be amended from time to time upon reasonable notice to CP.

     2.5 "International Offering" means any E*TRADE GROUP Service made available to Users in any country outside of the United States.

     2.6 "Intellectual Property Rights" means any and all patents and patent applications (including any divisions, substitutions, continuations, continuations-in-part, revisions, reissuances, reexaminations and extensions thereof), copyrights, trademarks, service marks, trade names, trade secrets and other intellectual property and proprietary rights in any country of the world.

     2.7 "Members" means registered users of the E*TRADE GROUP Service who are neither Customers nor Subscribers.

     2.8 "Strategic Partner" means any business or entity with whom E*TRADE GROUP has an arrangement for the joint advertising/promotion of each other's products and services.

     2.9 "Subscribers" means subscribers to the premium services of the E*TRADE GROUP Service.

     2.10 "Users" means collectively the Customers, Members and Subscribers. As used in the Agreement (not including this Amendment), "Customers" means "Users."


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     3.   Exhibit A.
          ---------

     Both Exhibits A (Exhibit A - Private Email Offering for E*TRADE Clients, and Exhibit A - Public Email Offering) of the Agreement are deleted in their entirety and replaced with Exhibit A attached to this Amendment.

     4.   Joint Advertising and Promotional Efforts
          -----------------------------------------

     4.1  Advertising Efforts.  For the fee specified in Section 4.2 of this
          -------------------
Amendment, E*TRADE agrees to include CP in appropriate E*TRADE's advertising and promotional campaigns (collectively, "Advertising") made available or otherwise provided to other Strategic Partners. Such Advertising will, at a minimum, include the display of a "Powered by Critical Path" or similar logo as mutually agreed on E*TRADE's Web Mail client during the term of this Amendment. CP will use reasonable efforts to include E*TRADE in CP's own marketing campaign/efforts over the term of this Amendment.

     4.2  Payment by CP.  On or before the Effective Date of this Amendment, CP
          -------------
has paid, and E*TRADE hereby acknowledges receipt of, [**] as payment in full for Advertising. For each calendar year after 1998 during the term of this Amendment, if CP decides to continue receiving Advertising, CP shall pay E*TRADE a mutually-agreeable fee for the Advertising.

     4.3  International Business and Strategic Partner Offerings.  During the
          ------------------------------------------------------
term of this Amendment, E*TRADE will use reasonable commercial efforts to promote CP in all International Offerings and Strategic Partner relationships. If E*TRADE resells the Services to or through such International Offerings or Strategic Partners, then, notwithstanding any other provision of the Agreement, as amended by this Amendment, E*TRADE and CP will share equally in the gross revenue received for all such resold Services.

     4.4  License of CP Marks.
          -------------------

          (a) Subject to the terms and conditions of this Agreement, CP grants to E*TRADE GROUP a nonexclusive, royalty-free, worldwide license to use the CP Marks in connection with E*TRADE GROUP's marketing, promotion and resell of the Services as provided under this Amendment. E*TRADE GROUP agrees to provide or make available to CP and obtain CP's prior approval of an example of each such use of the CP Marks. E*TRADE GROUP agrees that it will not adopt any trademark, trade name, or service mark that is confusingly similar to the CP Marks and that it will use reasonable efforts to preserve CP's rights in the CP Marks. E*TRADE GROUP acknowledges that, as between the parties, CP owns the CP Marks, and all use of the CP Marks by E*TRADE GROUP shall inure solely to the benefit of CP. E*TRADE GROUP agrees that it will not apply for registration of the CP Marks (or any mark confusingly similar thereto) anywhere in the world and that it will not engage, participate


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or otherwise become involved in any activity or course of action that diminishes and/or tarnishes the image and/or reputation of any CP Mark.

          (b) Use and Display of CP Marks.  E*TRADE GROUP acknowledges and
              ---------------------------
agrees that the presentation and image of the CP Marks should be uniform and consistent with respect to all services, activities and products associated with the CP Marks. Accordingly, E*TRADE GROUP agrees to use the CP Marks solely in the manner which CP shall specify from time to time in CP's sole and reasonable discretion. All usage by E*TRADE GROUP of the CP Marks shall include the registered trademark symbol and shall be in the following form, as designated by
CP: [CP Mark](R) or [CP Mark]/TM/. All literature and materials printed, distributed or electronically transmitted by E*TRADE GROUP and containing the CP Marks shall include the following or similar notice as designated by CP:

     [CP Mark] is a [registered] trademark of Critical Path Inc.

     4.5  License of E*TRADE GROUP Marks.
          ------------------------------

          (a) Subject to the terms and conditions of this Agreement, E*TRADE GROUP grants to CP a nonexclusive, royalty-free, worldwide license to use the E*TRADE GROUP Marks in connection with CP's marketing and promotion of the E*TRADE GROUP Service as provided under this Amendment. CP agrees to provide or make available to E*TRADE GROUP and obtain E*TRADE GROUP's prior approval of an example of each such use of the E*TRADE GROUP Marks. CP agrees that it will not adopt any trademark, trade name, or service mark that is confusingly similar to the E*TRADE GROUP Marks and that it will use reasonable efforts to preserve E*TRADE GROUP's rights in the E*TRADE GROUP Marks. CP acknowledges that, as between the parties, E*TRADE GROUP owns the E*TRADE GROUP Marks, and all use of the E*TRADE GROUP Marks by CP shall inure solely to the benefit of E*TRADE GROUP. CP agrees that it will not apply for registration of the E*TRADE GROUP Marks (or any mark confusingly similar thereto) anywhere in the world and that it will not engage, participate or otherwise become involved in any activity or course of action that diminishes and/or tarnishes the image and/or reputation of any E*TRADE GROUP Mark.

          (b)  Use and Display of E*TRADE GROUP Marks.  CP acknowledges and
               --------------------------------------
agrees that the presentation and image of the E*TRADE GROUP Marks should be uniform and consistent with respect to all services, activities and products associated with the E*TRADE GROUP Marks. Accordingly, CP agrees to use the E*TRADE GROUP Marks solely in the manner which E*TRADE GROUP shall specify from time to time in E*TRADE GROUP's sole and reasonable discretion. All usage by CP of the E*TRADE GROUP Marks shall include the registered trademark symbol and shall be in the following form, as appropriate: [E*TRADE GROUP Mark](R). All literature and materials printed, distributed or electronically transmitted by CP and containing the E*TRADE GROUP Marks shall include the following notice:


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               [E*TRADE GROUP Mark] is a registered trademark of E*TRADE GROUP,
               Inc.


     5.   JFAX Services.  Exhibit B JFAX Services Order Schedule of the
          -------------
Agreement is hereby deleted in its entirety and replaced with Exhibit B attached to this Amendment.

     6.  Service Level Agreement.  Exhibit D of the Agreement is hereby deleted
         -----------------------
in its entirety and replaced with Exhibit C attached to this Amendment.

     7.  Use of Certain E*TRADE GROUP Products.
         -------------------------------------

     In the event CP decides to implement an employee stock option plan ("ESOP") or employee stock purchase plan ("ESPP"), CP shall offer to E*TRADE GROUP's subsidiary, E*TRADE Securities, Inc., the opportunity to provide its OptionsLink and ShareData ESOP and ESPP administration products and services, on reasonable terms and conditions to be negotiated between the parties.

     8.  Production Email.
         ----------------

     The parties agree to negotiate in good faith to reach agreement by December 31, 1998, on the terms and conditions, including additional fees, for the provision of services by CP relating to E*TRADE GROUP's production email (email from E*TRADE GROUP to its Users) for the E*TRADE GROUP Service customer support center. Upon the parties' mutual agreement, such terms and conditions shall be included as a written addendum to this Amendment.

     9.  Exclusivity; Freedom of Action.
         ------------------------------

     9.1 Exclusivity. CP agrees that it will not provide the Services to
         -----------
competitors of E*TRADE GROUP for a six-month period after the Effective Date of this Amendment. E*TRADE GROUP competitors are deemed to include any companies mentioned in the Gomez Advisors Survey of Online Investing Services. E*TRADE agrees not to resell any Services to competitors of CP during the term of the Agreement, as amended by this Amendment. CP competitors are deemed to include any companies offering email services or products for re-distribution, currently including but not limited to, iName, USA.Net, WhoWhere, SendMail, and Software.com.

     9.2  Freedom of Action. Except as expressly provided in Section 9.1, the
          -----------------
Agreement (including this Amendment) shall not be construed to restrict either party from engaging in any activities with respect to competitive products or services.


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     10.  Ownership.
          ---------

     10.1 CP Ownership.  As between the parties, CP shall be the sole owner of
          ------------
all rights and interests in and to the Services, the CP System and the CP Marks, including without limitation all Intellectual Property Rights therein (collectively, "CP Property").

     10.2 E*TRADE GROUP Ownership.  As between the parties, E*TRADE GROUP shall
          -----------------------
be the sole owner of all rights and interests in and to the E*TRADE GROUP Services and the E*TRADE GROUP Marks, including without limitation all Intellectual Property Rights therein (collectively, "E*TRADE Property").

     11.  Indemnification.  Section 6 of the Agreement is hereby deleted.
          ---------------

     12.  Term and Termination.
          --------------------

     12.1 Term of Agreement as Amended.  Section 7.1 Term of the Agreement is
          ----------------------------
hereby deleted and replaced with the following:

          7.1    Term.  This Agreement shall continue in effect from the
                 ----
     Effective Date for a [**] year period from the Amendment Effective Date, unless sooner terminated in accordance with this Section. This Agreement will renew automatically for successive one (1) year periods unless either party gives the other party at least sixty (60) days notice, prior to the end of the then-current term, of its election not to renew this Agreement.

     12.2 Effect of Termination.  Section 7.4 Effect of Termination of the
          ---------------------
Agreement is hereby deleted and replaced with the following:

          7.4    Effect of Termination.
                 ---------------------

          7.4.1  Migration of Services.  Upon any termination of this Agreement,
                 ---------------------
                 CP shall immediately cease providing all Services, and E*TRADE GROUP and Users shall no longer have access to the CP System. Except in the event of termination for E*TRADE GROUP's breach, CP shall work with E*TRADE GROUP in the migration of its e-mail system back to its setup in existence immediately before the Effective Date of this Agreement or to a service that is similar is scale and scope. The parties agree to complete the migration process in a reasonable timeframe. Thereafter, CP shall delete all


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     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                 stored e-mail messages of E*TRADE GROUP and Users on the CP
                 System.

          7.4.2  Payment of Amounts Due.  Within thirty (30) days of any
                 ----------------------
                 termination of this Agreement, each party shall pay to the other all unpaid fees accrued prior to termination.

          7.4.3  Termination of Advertising.  Upon any termination of this
                 --------------------------
                 Agreement, the parties' rights and obligations under Section 4 of the Amendment (including without limitation the license to use each other's marks) shall immediately terminate, and neither party will have any further right or obligation to market and sell the other party's products or services to prospective users or customers; provided, however, that if this Agreement is terminated during any year in which CP has paid E*TRADE GROUP pursuant to Section 4.1 for Advertising, CP will be entitled to a pro rata refund of such payment for that year.

     12.3 Survival.  Section 7.5 Survival of the Agreement is hereby deleted and
          --------
replaced with the following:

               7.5  Survival.  Sections 2, 3, 4, 5, 6, 7.4, 7.5 and 9 of the
                    ---------
          Agreement, and Sections 1, 2, 9 (for the six-month period after the Effective Date of this Amendment if terminated earlier), 10, 11, 12.2, 12.3, and 13 and Exhibit A (as to amounts accrued but unpaid and paragraphs C.4, I and J as to ownership provisions) of the Amendment shall survive any expiration or termination.

     13.  Miscellaneous.
          -------------

     13.1 Injunctive Relief.  Each party agrees that in addition to any other
          -----------------
rights and remedies available to the other party for any breach of the Agreement, as amended by this Amendment, the non-breaching party shall be entitled to seek to enforce the breaching party's obligations by court injunction.

     13.2 Dispute Resolution. Any dispute, controversy or claim concerning or
          ------------------
relating to the Agreement, as amended by this Amendment, shall be resolved in the following manner:

          13.2.1 The parties agree to use all reasonable efforts to resolve the dispute through direct discussions. To that end, either party may give the other party written notice of any dispute not resolved in the normal course of business. Upon such notice,


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     the parties shall attempt in good faith to resolve the dispute promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of the Agreement;

          13.2.2 If the parties are unable to resolve the dispute by such means within thirty (30) days of the notice date, or such other time period as mutually agreed, then either party may commence arbitration pursuant to the Rules of Commercial Arbitration of the American Arbitration Association ("AAA"), as modified or supplemented under this Section 13.2. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1, et. seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction or application may be made to such a court for judicial recognition and acceptance of the award and any appropriate order including enforcement. The arbitration proceedings will be held in San Francisco, California.

          13.2.3 The arbitration proceedings contemplated by this Section shall be as confidential and private as permitted by law. To that end, the parties shall not disclose the existence, content or results of any proceedings conducted in accordance with this Section, and materials submitted in connection with such proceedings shall not be admissible in any other proceeding, provided, however, that this confidentiality provision shall not prevent a petition to vacate or enforce an arbitral award, and shall not bar disclosures required by law. The parties agree that any decision or award resulting from proceedings in accordance with this Section shall have no preclusive effect in any other matter involving third parties; and

          13.2.4 Judgment on an arbitral award may be entered by any court of competent jurisdiction, or application may be made to such a court for judicial recognition and acceptance of the award and any appropriate order including enforcement.

     13.3 Further Assurances. Each party agrees to execute and deliver all
          ------------------
further instruments and documents, and shall take all further action that may be necessary or desirable as reasonably requested by the other party to effectuate the parties' intent under the Agreement, as amended by this Amendment.


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     IN WITNESS WHEREOF, the parties to this Amendment have executed and delivered this Amendment as of the date first above written.


                              CRITICAL PATH INC.


                              By_________________________________

                              Its__________________________________



                              E*TRADE GROUP, INC.


                              By_________________________________

                              Its__________________________________


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                                   EXHIBIT A
                                   ---------

                         SERVICES, CHARGES AND PAYMENT
                         -----------------------------

     This Exhibit A is attached to and made a part of the Agreement between E*TRADE GROUP and Critical Path, Inc, as amended by the Amendment, and is subject to the terms and conditions of the Agreement, as amended.

     A.   Basic Web Mail Fees -
          -------------------

     1.   Fee and Payment during Pre-paid Period. [**]
          --------------------------------------


     2.   Fee and Payment after Pre-paid Period.  [**] E*TRADE GROUP agrees to
          -------------------------------------
          pay to CP a monthly charge of [**] Mailbox.

     3.   [**]

     B. Premium Features Fees - In addition to the fees specified in Section A of this Exhibit, E*TRADE GROUP agrees to pay CP the fees for Premium Features ordered by E*TRADE GROUP as specified in Addendum 1 to this Exhibit A.

     C.   Branding of Web Mail Page

          1.   Fees - E*TRADE GROUP will pay to CP a one-time fee of [**] for
               ----
               CP's branding of the Web Mail Page, which fee CP acknowledges and agrees has been paid in full.

          2.   Provision, Development and Approval - E*TRADE GROUP shall
               -----------------------------------
               provide CP with all text and images ("Branding Materials") necessary for CP to brand E*TRADE GROUP's Web Mail Page. E*TRADE GROUP warrants and represents to CP that E*TRADE GROUP has full power and authority to provide to CP, and to authorize CP's use of, the Branding Materials provided by E*TRADE GROUP for branding the Web Mail Page, and agrees to defend and indemnify CP with respect to any claims arising from CP's use of such Branding Materials. CP shall develop the branded Web Mail Page using such Branding Materials and shall provide, or otherwise make available to E*TRADE GROUP, such developed Web Mail Page for E*TRADE


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               GROUP's review and approval, which approval shall not be
               unreasonably withheld, delayed or conditioned. E*TRADE GROUP's approval shall be deemed given if E*TRADE GROUP does not provide to CP notice of its rejection of the branded Web Mail Page within twenty-four (24) hours of CP's provision of it.

          3.   Modifications - Once approved, CP shall only be obligated to
               -------------
               make one change to the look and feel of the branded Web Mail Page at no additional charge. Any further requested changes will be chargeable at the rate of [**] each.

          4.   Proprietary Rights - E*TRADE GROUP grants to CP a non-exclusive,
               ------------------
               nontransferable, worldwide, royalty-free, irrevocable (during the term of the Agreement) license to reproduce, display, perform, modify, prepare derivative works of and otherwise use the Branding Materials for the purpose of branding E*TRADE GROUP's Web Mail Page and making such Web Mail Page available through the Services to Users. E*TRADE GROUP shall retain all other Intellectual Property Rights it has in and to the Branding Materials. CP shall retain all Intellectual Property Rights in and to the Services (not including the Branding Materials as incorporated into E*TRADE GROUP's Web Mail Page) and all development tools, routines, subroutines, applications, software and other materials (not including the Branding Materials) that CP may use in connection with branding the Web Mail Page.

     D. Support - CP shall provide 2nd tier telephone and web-based support directly to E*TRADE GROUP twenty-four (24) hours a day, seven (7) days a week. E*TRADE GROUP shall be responsible for first-level telephone support to Users and for all other support not otherwise specified herein to Users.

     E.   Payment by E*TRADE GROUP to CP - All fees for Services shall be
          ---------------------------------
applicable for any month, or portion thereof, in which such Services are rendered. Except as provided in Section A of this Exhibit, all fees are payable to CP by E*TRADE GROUP within twenty (20) days of the end of each month in accordance with this Exhibit and the Agreement as amended by the Amendment. In addition, if during the previous month, CP performed any work on the branding of the Web Mail Page as provided herein, E*TRADE GROUP shall include the applicable fees for such work in the next month's payment. Payments received by CP after the due date shall be subject to a late fee of one and one-half percent (1.5%) per month, or, if less, the maximum amount allowed by applicable law.

     F.   Advertising Revenues

          1.   Sharing of Advertising Revenues - The parties shall share in the
               -------------------------------
Advertising Revenue as follows:

          a) [**] to E*TRADE GROUP and [**] to CP of Advertising Revenues for advertising provided to Members; and


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          b)   [**] to E*TRADE GROUP and [**] to CP of Advertising Revenues for
               advertising provided to Customers; and

          c) [**] to E*TRADE GROUP and [**] to CP of Advertising Revenues for advertising provided to Subscribers.

          2.   Payment of Advertising Revenues - E*TRADE GROUP shall pay to CP
               -------------------------------
its share of Advertising Revenues received by E*TRADE GROUP during the preceding month within ninety (90) days of the end of each month, subject to the terms and conditions of Section E above. CP shall pay E*TRADE GROUP its share of Advertising Revenues received by CP during the preceding month within ninety
(90) days after the end of each month during the term of this Agreement. If, in prior remittances, the paying party included revenues in the calculation of Advertising Revenues, as to which during the preceding month the paying party granted credits or refunds, then the paying party may reduce the Advertising Revenues paid to the other party by the amount of any such credits or refunds. Payments received after the due date shall be subject to a late fee of one and one-half percent (1.5%) per month, or, if less, the maximum amount allowed by applicable law.

          3.   Definitions - As used in this Exhibit A, "Advertising Revenues"
               -----------
shall mean the revenue received from third party ("Advertisers") by either party from advertisements included on the Web Mail Page, less any commissions, credits, or refunds paid to Advertisers with respect to such revenues.

     G. Storage Capacity - Each mailbox provided hereunder shall have a maximum storage capacity of [**]. E*TRADE GROUP may purchase additional storage space from CP upon payment of CP's then-current fees. CP shall notify any Customer that Customer's mailbox is approaching or exceeds the maximum limit. Thereafter, if such Customer exceeds the maximum storage capacity, CP may delete e-mail messages from the affected mailboxes, at CP's discretion. CP will store E*TRADE GROUP end-user messages, less those messages deleted by the end-user and or E*TRADE GROUP.

     H. Web Presence - CP will use best commercial efforts to imbed the E*TRADE GROUP logo in CP's Web-based email interface. The imbedded logo will be a standard and brandable (which CP customers may elect not to include) offering by CP to its customers. For each new Customer introduced to the E*TRADE Service through such imbedded logo, CP will receive a fee of $75 for assisting E*TRADE in the acquisition of such Customer. Such fees shall accrue upon execution by the Customer of E*TRADE GROUP's applicable account agreement and shall be paid to CP by E*TRADE GROUP in accordance with Section E of this Exhibit.

     I.   [**]

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[**]

     J. User Interface - In upgrading and modifying the CP user interface to the Services ("Interface"), CP agrees to use reasonable commercial efforts to consider any suggestions, ideas or recommendations provided by E*TRADE GROUP to CP with respect to the Interface; provided, however, that CP will be under no obligation to implement any such suggestions, ideas or recommendations. E*TRADE GROUP acknowledges and agrees that CP shall own the entire right, title and interest in and to the Interface (including without limitation all Intellectual Property Rights therein) and that E*TRADE GROUP will assign, and hereby does assign, any and all interest it may have or acquire in such Interface as a result of CP's implementation of any of E*TRADE GROUP suggestions, ideas or recommendations.


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INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL
PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXECUTION COPY


                                   ADDENDUM 1
                                       TO
                                   EXHIBIT A

                                PREMIUM FEATURES


     From time to time during the term of this Agreement, CP will make available to E*TRADE GROUP optional features ("Premium Features") of the Services no later than such Premium Features are generally made available by CP to its customers. These Premium Features currently include or are expected to include:

-------------------------------------------------------------------------------------
     POP3 e-mail hosting                             [**]/month/mailbox
-------------------------------------------------------------------------------------
     Virus Protection                                [**]/month/mailbox
-------------------------------------------------------------------------------------
     Certified Delivery                              TBD
-------------------------------------------------------------------------------------
     IMAP                                            TBD
-------------------------------------------------------------------------------------
     Archiving (storage > 5 MB)                      TBD
-------------------------------------------------------------------------------------

    E*TRADE GROUP will have the right to set its own prices at which it resells such Premium Features to Users (the "Resell Prices"); provided, however, [**]


                                 Confidential

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
     INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXECUTION COPY


                                   EXHIBIT B

                                 JFAX SERVICES

     This Exhibit B is attached to and made a part of the Agreement between E*TRADE GROUP and Critical Path, Inc, as amended by the Amendment, and is subject to the terms and conditions of the Agreement, as amended.

A.   JFAX Services and Current Fees
     ------------------------------
          As part of the Services, CP make available to E*TRADE GROUP and Users the following services ("JFAX Services") provided by JFAX.COM through its voice and fax gateway for the following fees. All of the following amounts are charges per mailbox, unless otherwise noted.

                                                                                BASIC
      SERVICE                   DESCRIPTION                    SIGN-UP         MONTHLY              USAGE FEES
                                                                 FEES            FEES
-----------------------------------------------------------------------------------------------------------------------
 JFAX                  Fax and Voice to Email Service           [**]            [**]          $.20 per message in
                                                                                              excess of 200
-----------------------------------------------------------------------------------------------------------------------
                       Toll Free 888 service                    [**]            [**]          $.20 per message
-----------------------------------------------------------------------------------------------------------------------
                       Fax and Voice to Email
-----------------------------------------------------------------------------------------------------------------------
 JFAX/Send             Email to Fax Service                     [**]            [**]          Pricing based on
                                                                                              JFAX/Send pricing
                                                                                              schedule for fax
                                                                                              delivery to specific
                                                                                              cities, as posted on the
                                                                                              jfax.com website.
-----------------------------------------------------------------------------------------------------------------------
 JFAX/Operator         Message access from Telephone            [**]            [**]          $.10 per message
-----------------------------------------------------------------------------------------------------------------------
                       Message Access From Web                  [**]            [**]          Included
                       Browser
-----------------------------------------------------------------------------------------------------------------------
 JFAX/Notify!          Pager Notification of Message            [**]            [**]          $.10 per message
                       Receipt
-----------------------------------------------------------------------------------------------------------------------
                       SMS Notification                         [**]            [**]          $.25 per message
-----------------------------------------------------------------------------------------------------------------------

B.   Rights of JFAX.COM
     ------------------

     E*TRADE GROUP will provide its application to CP for forwarding to JFAX.COM. JFAX.COM has sole discretion to accept or reject E*TRADE GROUP's application for JFAX Services. JFAX.COM may at any time (i) impose additional terms on use of the JFAX Services, (ii) modify, discontinue or terminate the JFAX Services and (iii) modify the fees for JFAX Services.

C.   Commissions
     -----------

     [**]

                                 Confidential

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
     INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXECUTION COPY


commission shall be based only on revenue actually paid by Users to JFAX.COM. To be qualified, Users new to the JFAX Services must be in good standing with JFAX.COM for a period of sixty (60) days.

     Within forty-five (45) days of the end of each calendar quarter (i.e., each three-month period ending March, June, September and December), CP shall remit to E*TRADE GROUP its commission for re-selling JFAX Services to Users as specified in this Exhibit B. Actual commission payments to E*TRADE GROUP are conditioned upon such payment exceeding $200. Commissions due to E*TRADE GROUP that are less than $200 will be accumulated until the total commission due E*TRADE GROUP exceeds $200.

D.   Payment to JFAX.COM
     -------------------

     E*TRADE GROUP and Users shall pay all fees for JFAX Services directly to JFAX.COM at the address as directed by JFAX.COM.


                                 Confidential

                                                                  EXECUTION COPY


                                   EXHIBIT C

                            SERVICE LEVEL AGREEMENT

     This Exhibit C is attached to and made a part of the Agreement between E*TRADE GROUP and Critical Path, Inc, as amended by the Amendment, and is subject to the terms and conditions of the Agreement, as amended.

1.   Performance

     a)  Definition:  As used in this Exhibit, "system outage" means any
         ----------
unplanned interruption in the provision of the Services during which E*TRADE GROUP's Users are unable to access or use the Services and which is caused by a problem in the CP System and confirmed by CP. "System outage" does not include any interruptions in the Services caused by act, omission or condition beyond Critical Path's reasonable control, such as acts of nature or any third party.

     b)  Processing E-mails:  Monthly average service response time of less
         ------------------
than [**] seconds response time for [**] of requests. Measurement does not include any network transmission time or delays. This average does not include any period of unforeseen, unsolicited bulk email messages that degrade service.

     c)  Availability of E-mail Server:  CP will use commercially reasonable
         -----------------------------
attempts to maintain an average of [**] up time for availability of the Services (not including scheduled downtimes for maintenance, which currently take place Monday mornings between 12am and 3 am Pacific time).

     d)  Procedures for System Outages: CP will post a message in the event of a
         -----------------------------
system outage, whenever possible. In the event of a User-affecting scheduled outage (in which Users will not be able to access and use the Services) is required, CP will send notification to Users via e-mail no less than forty eight
(48) hours in advance of the scheduled outage unless it is an emergency requiring immediate attention.

2.   Monitoring/Reporting

     a) CP will prepare a monthly stewardship report that will track the performance metrics stated in Section 1 of this Exhibit. In addition, upon reasonable request by either party, the parties will meet on a regular basis to discuss the stewardship report and its associated performance metrics.

     b) CP will provide E*TRADE GROUP with monthly reports which document all CP System outages or enhancements made during such month. Each report shall have capacity planning information outlined [above] and include, at a minimum, the following additional information:

               Summary:
     .   CP System uptime (average server up time and actual daily up time)
     .   Average response


                                 Confidential                            Page 17


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
     INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXECUTION COPY


     .   Actual daily response time detail
     .   Number of new User mailboxes
     .   Number of deleted User mailboxes
     .   Total number of User mailboxes
     .   Mean storage used for mailboxes
     .   Number of CP System outages
     .   CP System total downtime and average daily and monthly downtimes

               Specific System Outage Report:
     .   Time of outage
     .   Length of outage
     .   Affected areas
     .   Reason for outage
     .   Long term remedy
     .   Person notified

               Enhancement:
     .   Reason for change
     .   Areas affected

     This information will be emailed to E*TRADE GROUP by the third working day of the month following the reported month.

3.   Escalation Procedures

     a) CP will notify E*TRADE GROUP in the event of a system outage. CP will notify E*TRADE GROUP within [**] minutes of the time that CP first learns of the outage. CP will send an email notice whenever possible. In the event that email is not working, or CP is otherwise unable to send an email message, then CP will notify E*TRADE GROUP by telephone.

     .    E*TRADE GROUP email addresses:    [**]

                                            [**]

          E*TRADE GROUP telephone number:
                                            -------------------

     b)   Status information, if known by CP, to include:
               reason for the outage; and
               Estimated time for service restoration.

     c) If E*TRADE GROUP experiences a system outage and has not been notified by CP, E*TRADE GROUP will contact the Technical Support staff at CP by pager at 415/764-6203 (or such other telephone number as provided by CP) for the latest status information.

     d) Critical Path will periodically notify E*TRADE GROUP with updated status for the duration of the outage.


                                 Confidential

                                                                         Page 18

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
     INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXECUTION COPY


     e) Critical Path will provide a post-incident summary that will include: cause of the problem;
               method used to correct the problem; and
               measures Critical Path will take to prevent similar occurrences in the future.

4.   Business Resumption

     a) CP must prove the ability to switch processing from the primary server to a hot backup server within 20 minutes. Testing of this procedure will be conducted as requested by E*TRADE GROUP on a designated weekend by both CP and E*TRADE GROUP personnel during CP's maintenance window [**]


     b) Any modifications and/or network configuration changes (including system maintenance) as well as upgrades and removal of devices that impact the production and network connectivity need to be advised of by E*TRADE Group to CP before they occur by designated/qualified personnel.

     c) CP will perform an analysis that documents all of the single points of failure in the CP network and system configuration. Such analysis will include network components such as routers, hardware and software components.

     d) Upon performing such an analysis, CP agrees to eliminate all the single points of failure within the CP domain within 3 months from the date of such analysis.

5.   Revenue Impact Recoupment

     a) As stated in Section 2 of this Exhibit, CP will prepare a monthly Stewardship report that will track the performance metrics stated in Section 1 and the parties will meet on a regular basis to discuss such report and its performance metrics.

     b)   If CP fails to meet one of the performance metrics, [**]

     c) These penalties will be credited to the month's billing in which the performance failure occurred.

     d) Failure by CP to meet the performance objectives specified in Section 1 of this Exhibit for 3 consecutive months or [**] out of [**] consecutive months shall constitute a breach of this Agreement, and E*TRADE GROUP will have the right to terminate immediately after providing written notice to CP of such intent.


                                 Confidential

                                                                         Page 19

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
     INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT C
                                   ---------

                                  TERMS OF USE
                                  ------------

                 Please read the following agreement carefully.
       You must accept the agreement to be able to use TABNet's services.

1.   Acceptance of Terms of Use

     TABNet's mail service is provided free of charge to registered users (each, a "User") under these Terms of Use. BY COMPLETING THE REGISTRATION PROCESS AND CLICKING THE "I ACCEPT" BUTTON, YOU ARE INDICATING YOUR AGREEMENT TO BE BOUND BY THESE TERMS OF USE. These Terms of Use are the entire agreement between you and TABNet with respect to the services provided by TABNet.

2.   Registration Information; Disclosure

     User agrees that TABNet may disclose to third parties certain information, in the aggregate, contained in users' registration applications, including User's application. TABNet will not disclose Users name, address, e-mail address or telephone number, without User's prior written consent, except to the extent necessary or appropriate to comply with applicable laws or regulations or in legal or administrative proceedings where such information is relevant. TABNet reserves the right to terminate any User's account if TABNet learns that such User has provided TABNet false or misleading registration information.

3.   Modifications of these Terms of Use

     TABNet may modify these Terms of Use from time to time in its sole discretion. TABNet will provide User with reasonable notice of any such changes, and User's continued use of TABNet's services will be deemed to constitute User's acceptance of any such changes.

4.   Modifications of TABNet Services

     TABNet may modify or discontinue User's account or the TABNet services with or without notice to User, without liability to User or any third party.

5.   Contents of Messages

     It is TABNet's policy to respect the privacy of its Users. TABNet does not and cannot, monitor, censor or edit the contents of User's e-mail messages. User alone is responsible for the contents of User's messages, and the consequences of any such messages. User agrees that User will not use TABNet or its services for chain letters, junk mail, "spamming", solicitations (commercial or non-commercial) or any use of distribution lists to any person who has not given specific permission to be included in such a process. User further agrees not to use TABNet or its services to send any messages or material that are unlawful, harassing, libelous, abusive, threatening, harmful, vulgar, obscene or otherwise objectionable material of any kind or nature (including without limitation any material that infringes or violates any third party's copyright, trademark, or other proprietary or property right) or that encourages conduct that could constitute a criminal offense, give rise to civil liability or otherwise violate any applicable local, state, national or international law or regulation. TABNet will only access and disclose information as necessary to comply with applicable laws and government requests, to provide the services, to operate or maintain its systems or to protect itself or its suppliers.

     TABNet reserves the right to terminate User's account if it becomes aware and determines, in TABNet's sole discretion, that User is violating any of these Terms of Use.

6.   Account and Password

     User is responsible for maintaining the confidentiality of its account number and password. User shall be responsible for all uses of its account, whether or not authorized by User. User agrees to immediately notify TABNet of any unauthorized use of its account.

7.   Disclaimer of Warranties

     USER EXPRESSLY AGREES THAT USE OF TABNet SERVICES IS AT USER'S SOLE RISK. TABNet SERVICES ARE PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS.

     TABNet DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

     TABNet DOES NOT MAKE ANY WARRANTY THAT TABNet SERVICES WILL MEET USER'S REQUIREMENTS, OR THAT TABNet SERVICES WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DOES TABNet MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF TABNet SERVICES OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH TABNet SERVICES.

     USER UNDERSTANDS AND AGREES THAT ANY MATERIAL AND/OR DATA DOWNLOADED OR OTHERWISE OBTAINED THROUGH THE USE OF TABNet SERVICES IS AT USER'S OWN DISCRETION AND RISK AND THAT USER WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO USER'S COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS FROM THE DOWNLOAD OF SUCH MATERIAL AND/OR DATA.

     TABNet DOES NOT MAKE ANY WARRANTY REGARDING ANY GOODS OR SERVICES PURCHASED OR OBTAINED THROUGH TABNet SERVICES OR ANY TRANSACTIONS ENTERED INTO BY USE OF OR THROUGH TABNet SERVICES.

     NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED BY USER FROM TABNet OR THROUGH TABNet SERVICES SHALL CREATE ANY WARRANTY NOT EXPRESSLY MADE HEREIN.

8.   Limitation of Liability

     TABNet AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, RESULTING

FROM THE USE OR THE INABILITY TO USE TABNet SERVICES OR FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES OR RESULTING FROM ANY GOODS OR SERVICES PURCHASED OR OBTAINED OR MESSAGES RECEIVED OR TRANSACTIONS ENTERED INTO BY MEANS OF OR THROUGH TABNet SERVICES OR RESULTING FROM UNAUTHORIZED ACCESS TO OR ALTERATION OF USER'S TRANSMISSIONS OR DATA, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, USE, DATA OR OTHER INTANGIBLE, EVEN IF TABNet OR ITS SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.   E-mail Message Storage

     TABNet will not assume any responsibility for the deletion or failure to store e-mail messages.

10.  Promotional Messages

     TABNet and/or third parties may, from time to time, send e-mail messages to User containing advertisements, promotions, etc. Such e-mail messages will be sent to mailbox(es) other than User's Inbox or mailboxes created by User. TABNet does not make any representation or warranty with respect to any such e-mail messages or any goods or services which may be obtained from such third parties, and User agrees that TABNet shall have no liability with respect thereto.

11.  Indemnification

     User agrees to indemnify and hold TABNet its suppliers and their respective affiliates, officers, directors, employees and agents, harmless from any claim, action or demand, including reasonable attorneys' fees, made by any third party due to, arising out of or related to User's use of TABNet services or the violation of these Terms of Use by User, including without limitation the infringement by User, or any other user of User's account, of any intellectual property or other right of any person or entity.

12.  Applicable Law

     These Terms of Use shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws provisions.

13.  Third Party Beneficiary

     Critical Path, Inc., as a supplier of TABNet, shall be a third party beneficiary of User's obligations under these Terms of Use and thus shall be entitled to enforce those obligations against User as if a party to these Terms of Use.

                             I ACCEPT/I DECLINE